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                                                                   EXHIBIT 10.76

                             FIRST AMENDMENT TO THE
                                 MIRANT SERVICES
                      BARGAINING UNIT EMPLOYEE SAVINGS PLAN
            (AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 2004)

     WHEREAS, Mirant Services, LLC (the "Company") heretofore adopted the Mirant Services Bargaining Unit Employee Savings Plan (the "Plan"), effective December 19, 2000, which Plan was subsequently amended, and amended and restated in its entirety, from time to time and was most recently amended and restated in its entirety effective as of January 1, 2004;

     WHEREAS, the Company desires to make various changes to the Plan; and

     WHEREAS, the Americas Benefits Committee (the "Committee") is authorized pursuant to Section 15.1 of the Plan to amend the Plan at any time, provided such amendment does not involve a substantial increase in cost to the Company.

     NOW, THEREFORE, the Committee hereby amends the Plan, effective as of the respective effective dates set forth below, as follows:

                                       I.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 3.1 OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

     "3.1   ELIGIBILITY REQUIREMENTS. Each individual who was a Participant on
January 1, 2004 will continue to participate in the Plan. Each other Eligible Employee may elect to participate in the Plan as of any Enrollment Date after he has completed a Year of Service, or such earlier time if so provided in Article XVII or a schedule attached hereto for his collective bargaining unit. An Eligible Employee shall make an election to participate by authorizing deductions from or reduction of his Compensation as contributions to the Plan in accordance with Article IV, and directing the investment of such contributions in accordance with Article VIII. Such Compensation deduction and/or reduction authorization and investment direction shall be made in accordance with the procedures established from time to time by the Committee."

                                       II.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 3.3 OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

     "3.3   CHANGE IN ELIGIBILITY. In the event that an Employee's status changes such that he is no longer eligible to participate under the Mirant Services Employee Savings Plan, but instead becomes an Eligible Employee under this Plan (i) his pre-tax, after-tax and/or rollover contribution subaccounts under such plan shall be transferred to his corresponding Elective Employer Contribution, Voluntary Participant Contribution, and/or Rollover Contribution subaccounts in his Account under this Plan, (ii) if and when he becomes fully vested in his matching contribution subaccount under that plan, such matching contribution subaccount shall be transferred to his Employer Matching Contribution subaccount in this Plan, (iii) if and when he becomes fully

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vested in his discretionary profit sharing contribution subaccount under that plan, such discretionary profit sharing contribution subaccount shall be transferred to his Discretionary Profit Sharing Contribution subaccount in this Plan, and (iv) if and when he becomes fully vested in his fixed profit sharing Contribution subaccount under that plan, such fixed profit sharing contribution subaccount shall be transferred to his Discretionary Profit Sharing Contribution subaccount in this Plan. All amounts transferred to this Plan in accordance with this Section 3.3, including the outstanding balance of any loans, shall be subject to all of the other provisions of this Plan. Any outstanding loan transferred with such accounts shall be considered a loan from this Plan pursuant to Section 11.7 hereof. Finally, no such transfer shall eliminate an optional form of benefit in violation of Code Section 411(d)(6)."

                                      III.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 5.1 OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

     "5.1   AMOUNT OF EMPLOYER MATCHING CONTRIBUTIONS. Subject to the provisions of Sections 6.1 and 6.2, each Employing Company shall contribute an Employer Matching Contribution on behalf of each Participant in its employ as provided in
Article XVII or a schedule attached hereto for his collective bargaining unit. The Employer Matching Contribution shall be allocated first to the Elective Employer Contributions made on a Participant's behalf. Notwithstanding the foregoing, in the event a Participant is eligible to elect to have Elective Employer Contributions and Voluntary Participant Contributions allocated to his Account prior to his eligibility for allocation of Employer Matching Contributions, only such Elective Employer Contributions and Voluntary Participant Contributions as are allocated to the Participant's Account after his eligibility for Employer Matching Contributions shall be taken into account in determining the amount of Employer Matching Contributions to be allocated to the Participant's Account for a Plan Year. If, as determined as of the end of a Plan Year, a Participant received Employer Matching Contributions of less than the maximum percentage or amount allowable (as specified in Article XVII or a schedule attached hereto) for the Plan Year because of limitations imposed on a payroll period basis, the Employing Company may make an additional Employer Matching Contribution on behalf of such Participant, not to exceed the maximum percentage or amount allowable (as specified in Article XVII or a schedule attached hereto) for the Plan Year."

                                       IV.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 5.3 OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

     "5.3   DISCRETIONARY PROFIT SHARING CONTRIBUTION. Each Employing Company
may, in its sole and absolute discretion, make an annual Discretionary Profit Sharing Contribution to each Allocation Group for the Accounts of Eligible Participants in its employ as provided in Article XVII or a schedule attached hereto for a Participant's collective bargaining unit, provided such Participants have satisfied the eligibility requirements of Section 3.1 and are Eligible Employees as of the last day of the Plan Year for which such Discretionary Profit Sharing Contribution relates. The Discretionary Profit Sharing Contribution may be made in a whole dollar amount or as a percentage of the Profit Sharing Compensation (as defined below) of each Eligible Participant eligible to receive an allocation of such Discretionary Profit Sharing Contribution under this

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Section 5.3, and may be made without regard to the current or accumulated net profits of the Employer. For this purpose, the term "Profit Sharing Compensation" shall mean a Participant's Compensation as defined in Section 2.13 of the Plan plus (i) any shift pay or Sunday premium paid to him during the applicable period and (ii) any short-term incentive pay awarded to him under the Mirant Corporation Omnibus Incentive Compensation Plan during the applicable period, to the extent such payments do not exceed 150% of the Participant's Compensation as defined in Section 2.13 of the Plan. Discretionary Profit Sharing Contributions shall be paid to the Trustee no later than the time prescribed by law for filing the federal income tax return of the Employing Company, including extensions, for the taxable year ending within the Plan Year for the Discretionary Profit Sharing Contribution in question. Discretionary Profit Sharing Contributions will be allocated to each Eligible Participant's Discretionary Profit Sharing Contribution subaccount in accordance with the following provisions:

            (a) The Discretionary Profit Sharing made for an Allocation Group will be allocated to the Account of each Eligible Participant who is a member of that Allocation Group in the ratio that the Profit Sharing Compensation of each Eligible Participant who is a member of that Allocation Group bears to the total Profit Sharing Compensation of all Eligible Participants who are members of that Allocation Group.

            (b) The term "Allocation Group" shall mean the defined groups of Eligible Participants as set forth on Appendix B to the Plan, as updated from time to time."

                                       V.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 8.8 OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

     "8.8   TRANSFERRED SOUTHERN STOCK. All Southern Stock received by the Plan pursuant to Section 8.7 of the Plan shall be held in a separate Investment Fund as provided in Section 8.7 of the Plan and shall be subject to the investment restrictions set forth in Section 8.7 of the Plan. The Investment Fund containing this Southern Stock shall be eliminated as an Investment Fund under the Plan as of March 31, 2006, and any Southern Stock that remains in such Investment Fund on such date shall be reinvested as determined by the Investment Review Committee."

                                       VI.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 12.1(A) OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

            "(a)   If a Participant's employment with the Affiliated Employers is terminated as a result of his retirement on or after his Normal Retirement Date, in addition to the withdrawal options under Section 11.1, the entire balance credited to his Account shall be payable to him in a single lump sum distribution at such time requested by the Participant pursuant to Section 12.6 and in accordance with the procedures established by the Committee. The distribution shall commence as soon as practicable after the Valuation Date selected by the Participant."

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                                      VII.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 17.1(B) OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

            "(b)   The rate of Employer Matching Contributions (Section 5.1)
     shall be 75% of the Participant's Elective Employer Contributions and Voluntary Participant Contributions during each payroll period, provided that Employer Matching Contributions shall not be made on any such Elective Employer Contributions and Voluntary Participant Contributions to the extent they exceed six percent (6%) of the Participant's Compensation for such payroll period."

                                      VIII.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 17.1(C) OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

            "(c)   Eligibility to participate in the Plan shall be as soon as administratively feasible following the date one Hour of Service is completed."

                                       IX.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 17.2(B) OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

            "(b)   Eligibility to participate in the Plan shall be as soon as administratively feasible following the date one Hour of Service is completed. Notwithstanding the foregoing, initial eligibility to participate in the Plan for a Discretionary Profit Sharing Contribution (Section 17.2(f)) shall be the Plan Year during which one Year of Service is completed."

                                       X.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 17.2(E) OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

            "(e)   The rate of Employer Matching Contributions (Section 5.1)
     shall be 100% of the Participant's Elective Employer Contributions and Voluntary Participant Contributions during each payroll period, provided that Employer Matching Contributions shall not be made on any such Elective Employer Contributions and Voluntary Participant Contributions to the extent they exceed four percent (4%) of the Participant's Compensation for such payroll period."

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                                       XI.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 17.3(B) OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

            "(b)   Eligibility to participate in the Plan shall be as soon as administratively feasible following the date one Hour of Service is completed. Notwithstanding the foregoing, initial eligibility to participate in the Plan for a Discretionary Profit Sharing Contribution (Section 17.3(h)) shall be the Plan Year during which one Year of Service is completed."

                                      XII.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 17.3(D) OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

            "(d)   The rate of Employer Matching Contributions (Section 5.1)
     shall be 55% of the Participant's Elective Employer Contributions and Voluntary Participant Contributions during each payroll period, provided that Employer Matching Contributions shall not be made on any such Elective Employer Contributions and Voluntary Participant Contributions to the extent they exceed six percent (6%) of the Participant's Compensation for such payroll period."

                                      XIII.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 17.3(F) OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

            "(f)   Any Investment Fund containing common stock of Potomac
     Electric Power Company ("Pepco") that is transferred to this Plan pursuant to the provisions of Section 8.7 of the Plan shall be eliminated as an Investment Fund under the Plan as of March 31, 2006, and any Pepco common stock that remains in such Investment Fund on such date shall be reinvested as determined by the Investment Review Committee."

                                      XIV.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 17.4(C) OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

            "(c)   The rate of Employer Matching Contributions (Section 5.1)
     shall be 75% of the Participant's Elective Employer Contributions and Voluntary Participant Contributions during each payroll period, provided that Employer Matching Contributions shall not be made on any such Elective Employer Contributions and Voluntary Participant Contributions to the extent they exceed six percent (6%) of the Participant's Compensation for such payroll period."

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                                       XV.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 17.5(B) OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

            "(b)   Eligibility to participate in the Plan shall be as soon as administratively feasible following the date one Hour of Service is completed. Notwithstanding the foregoing, initial eligibility to participate in the Plan for a Discretionary Profit Sharing Contribution (Section 17.5(f)) shall be the Plan Year during which one Year of Service is completed."

                                      XVI.

     EFFECTIVE AS OF JANUARY 1, 2004, SECTION 17.5(D) OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

            "(d)   The rate of Employer Matching Contributions (Section 5.1)
     shall be 50% of the Participant's Elective Employer Contributions and Voluntary Participant Contributions during each payroll period, provided that Employer Matching Contributions shall not be made on any such Elective Employer Contributions and Voluntary Participant Contributions to the extent they exceed the following percentages of the Participant's Compensation (as applicable to the Participant's completed Years of Service) for such payroll period:

                   (1)  zero percent (0%) with than three (3) Years of Service;

                   (2) up to three percent (3%) with at least three (3) but less than five (5) Years of Service;

                   (3) up to four percent (4%) with at least five (5) but less than ten (10) Years of Service;

                   (4) up to five percent (5%) with at least ten (10) but less than fifteen (15) Years of Service; or

                   (5) up to six percent (6%) with fifteen (15) or more Years of Service."

                                      XVII.

     EFFECTIVE AS OF APRIL 1, 2004, SECTION 17.2(D) OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

            "(d)   Eligibility to receive an Employer Matching Contribution
     shall be as soon as administratively feasible following the date one Year of Service is completed. Notwithstanding the foregoing, effective on and after April 1, 2004, an Eligible Employee who is a member of Utility Workers Union of America Local #369 shall not be required to complete a Year of Service before receiving Employer Matching Contributions under the Plan but instead shall receive Employer Matching Contributions (as described in

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     Section 17.2(e)) on all Employer Elective Contributions and Voluntary
     Participant Contributions he makes to the Plan on or after April 1, 2004 regardless of whether he has completed a Year of Service at that time."

                                     XVIII.

     EFFECTIVE AS OF APRIL 1, 2004, SECTION 17.2(E) OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

            "(e)   The rate of Employer Matching Contributions (Section 5.1)
     shall be 100% of the Participant's Elective Employer Contributions and Voluntary Participant Contributions during each payroll period, provided that Employer Matching Contributions shall not be made on any such Elective Employer Contributions and Voluntary Participant Contributions to the extent they exceed four percent (4%) of the Participant's Compensation for such payroll period. Notwithstanding the foregoing, effective on and after April 1, 2004, the rate of Employer Matching Contributions for an Eligible Employee who is a member of Utility Workers Union of America Local #369 shall be 75% of the Participant's Elective Employer Contributions and Voluntary Participant Contributions during each payroll period, provided that Employer Matching Contributions shall not be made on any such Elective Employer Contributions and Voluntary Participant Contributions to the extent they exceed six percent (6%) of the Participant's Compensation for such payroll period."

                                      XIX.

     EFFECTIVE AS OF JANUARY 1, 2005, SECTION 17.2(F) OF THE PLAN IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

            "(f)   A Discretionary Profit Sharing Contribution (Section 5.3) may
     be contributed, at the discretion of the Employing Company, for Participants who meet the requirements of one of the following groups:

            (i) Eligible Participants who (I) are members of Local No. 480 of the Utility Workers Union of America, (II) are employed at the Mirant Canal, LLC facilities, (III) are hired or rehired by an Employing Company after August 11, 2001, (IV) meet the eligibility requirement Section 17.2(b) and (V) are Eligible Employees on the last day of the Plan Year;

            (ii) Eligible Participants who (I) are members of Local No. 480 of the Utility Workers Union of America, (II) are employed at the Mirant Canal, LLC facilities, (III) elected on forms provided by an Employing Company on or before November 30, 2001 to participate in the "New Retirement Program," as that term is defined in Section
            (VIII)(E) of Schedule A to the Mirant Services Pension Plan for Bargaining Unit Employees, (IV) meet the eligibility requirement
            Section 17.2(b) and (V) are Eligible Employees on the last day of the Plan Year; or

            (iii) Effective on and after January 1, 2005, Eligible Participants who (I) are members of Local No. 369 of the Utility Workers Union of America, (II) are hired

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            or rehired by an Employing Company after January 1, 1999, (III) meet the eligibility requirement Section 17.2(b) and (IV) are Eligible Employees on the last day of the Plan Year.

     A Participant's nonforfeitable percentage of Discretionary Profit Sharing Contributions (and earnings and losses thereon) (Section 10.2) shall be determined in accordance with the following schedule:

                   Completed Years       Nonforfeitable         Forfeitable
                      of Service           Percentage           Percentage
                   ---------------       --------------         -----------
                     Less than 5                0%                  100%
                      5 or more               100%                    0%"

                                       XX.

     EXCEPT AS AMENDED HEREIN BY THIS FIRST AMENDMENT, THE PLAN SHALL REMAIN IN FULL FORCE AND EFFECT AS AMENDED AND RESTATED BY THE COMPANY PRIOR TO THE ADOPTION OF THIS FIRST AMENDMENT.


     IN WITNESS WHEREOF, the Committee, through a duly authorized officer of the Company, has adopted this First Amendment to the Plan on this 24th day of March, 2004, to be effective as of the respective effective dates set forth above.


                                              MIRANT SERVICES, LLC


                                              By:     Dianne Davenport

                                              Title:  VP, Human Resources

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